Supplement Dated January 5, 2016
To The Prospectus Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective December 14, 2015, for the JNL Multi-Manager Alternative Fund, please delete all references to Francis X. Gallagher.

Effective December 10, 2015, in the section entitled "Management of the Trust," under "Management Fee," please delete the table row for the JNL Multi-Manager Alternative Fund in its entirety and replace with the following row:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)	Aggregate Fee Paid to Adviser in Most Recent Fiscal year (Annual Rate Based on Average Net Assets of Each Fund)
JNL Multi-Manager Alternative Fund[28]	$0 to $1 billion Over $1 billion	1.75% 1.70%	N/A
28 JNAM will voluntarily waive 1.00% of the management fee of the Fund for the portion of net assets managed by Babson Capital.

Effective January 1, 2016, in the section entitled "Management of the Trust," under "Management Fee," please delete the table row for the JNL/Invesco Large Cap Growth Fund in its entirety and replace with the following row:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)	Aggregate Fee Paid to Adviser in Most Recent Fiscal year (Annual Rate Based on Average Net Assets of Each Fund)
JNL/Invesco Large Cap Growth Fund	$0 to $150 million Over $150 million	.70% .65%[29]	.66%
29 JNAM will voluntarily waive 0.03% of the management fee of the Fund for total net assets over $150 million.

This Supplement is dated January 5, 2016.

Supplement Dated January 5, 2016
To The Statement of Additional Information
Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective December 14, 2015, for the JNL Multi-Manager Alternative Fund, please delete all references to Francis X. Gallagher.

Effective January 1, 2016, on page 53, in the section entitled "Certain Fundamental and Operating Policies and Risks Applicable to the Master Funds and Feeder Funds," under "AFIS Master Funds" please delete the paragraph titled "Currency Transactions" in its entirety and replace it with the following paragraph:

Currency Transactions: Certain AFIS Master Funds may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). In addition, certain AFIS Master Funds may enter into forward currency contracts to protect against changes in currency exchange rates. Certain AFIS Master Funds may also enter into forward currency contracts to seek to increase total return. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the AFIS Master Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the AFIS Master Fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, an AFIS Master Fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the AFIS Master Fund's commitment increases because of changes in exchange rates, the AFIS Master Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The AFIS Master Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. In addition, an AFIS Master Fund may use foreign currency contracts in order to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Entering into forward currency transactions may change the AFIS Master Fund's exposure to currency exchange rates and could result in losses to the AFIS Master Fund if currencies do not perform as expected by the AFIS Master Fund's investment adviser. For example, if the AFIS Master Fund's investment adviser increases an AFIS Master Fund's exposure to a foreign currency using forward contracts and that foreign currency's value declines, the AFIS Master Fund may incur a loss. Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause an AFIS Master Fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The AFIS Master Fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the AFIS Master Fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the AFIS Master Fund.

Effective January 1, 2016, on page 85, in the section entitled "Trustees and Officers of the Trust," under "Trustee Compensation," please delete the first paragraph in its entirety and replace it with the following:

The Trustee who is an "interested person" receives no compensation from the Trust.  Effective January 1, 2016, each independent Trustee is paid by the Funds an annual retainer of $195,000, as well as a fee of $12,500 for each meeting of the Board attended.  The Chairman of the Board of Trustees receives an additional annual retainer of $80,000.  The Chair of the Audit Committee receives an additional annual retainer of $25,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,000 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $18,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of each Investment Committee receives an additional annual retainer of $10,000 for his or her services in that capacity.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

Effective January 1, 2016, on pages 214-215, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," under "Sub-Advisory Fees," please delete the table rows for the JNL Multi-Manager Alternative Fund in its entirety and replace it with the following:

Fund	Co-Sub-Advisers	Aggregate Fees Paid to Sub-Advisers
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2014
JNL Multi-Manager Alternative Fund*	Babson Capital[7] BlueBay FPA Invesco[6] Lazard Visium Western Asset	N/A	N/A
* The Fund commenced operations on April 27, 2015.
6 For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), JNL/Invesco International Growth Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Large Cap Growth Fund, JNL/Invesco Mid Cap Value Fund, and JNL/Invesco Small Cap Growth Fund, the Sub-Adviser applies the following fee discount based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.
7 Effective December 10, 2015, Babson Capital will voluntarily waive their portion of the sub-advisory fee of the Fund.

Effective January 1, 2016, on pages 215-222, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," under "Sub-Advisory Fees," please delete the table rows and corresponding footnotes for the JNL/DoubleLine Shiller Enhanced CAPE Fund, the JNL/Invesco Large Cap Growth Fund and the JNL/T. Rowe Price Short-Term Bond Fund in their entirety and replace them with the following:

FUND	ASSETS	FEES
JNL/DoubleLine Shiller Enhanced CAPE Fund[20]	$0 to $500 million Over $500 million	.75% .70%
JNL/Invesco Large Cap Growth Fund[11]	$0 to $150 million Over $150 million	.40% .35%
JNL/T. Rowe Price Short-Term Bond Fund[14]
$0 to $50 million
$50 million to $100 million

Assets exceed $100 million:
All Assets

Assets exceed $250 million:
All Assets

Assets exceed $500 million:
$0 to $500 million
Over $500 million

Assets exceed $1 billion:
All Assets

.225% .175% .15%[9] .125%[9] .125% .10% .10%[9]
9 For net assets greater or equal to $100 million, the sub-adviser fees will be 0.15% on all assets.  The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $100 million.  The credit will apply at an asset range between approximately $71.4 million and $100 million. For net assets greater or equal to $250 million, the sub-adviser fees will be 0.125% on all assets.  The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $250 million.  The credit will apply at an asset range between approximately $208.3 million and $250 million. For net assets greater or equal to $1 billion, the sub-adviser fees will be 0.10% on all assets.  The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $1 billion.  The credit will apply at an asset range between approximately $875 million and $1 billion.
11 For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.325% for average daily net assets up to $2 billion and 0.275% for average daily net assets exceeding $2 billion.
14 For the purpose of calculating the sub-advisory fee for the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, and the JNL/T. Rowe Price Value Fund, the Sub-Adviser applies the following fee discount based on the average daily aggregate net assets of the portfolios and the JNL/T. Rowe Price Capital Appreciation Fund of the Jackson Variable Series Trust, provided such aggregate net assets are at least $1 billion invested in two or more of the strategies as designated by T. Rowe Price, currently represented by the listed funds: 2.5% fee reduction for assets between $0 and $1 billion, a 5.0% fee reduction for assets between $1 billion and $2.5 billion, 7.5% fee reduction for assets between $2.5 billion and $5 billion, a 10.0% fee reduction for assets between $5 billion and $10 billion, and a 12.5% fee reduction for assets above $10 billion.
20 A fee discount shall apply when the Sub-Adviser is providing sub-advisory services to JNAM for at least two separate and distinct funds. As of January 1, 2016, the Sub-Adviser provides sub-advisory services for the JNL/DoubleLine Shiller Enhanced CAPE Fund and the JNL/DoubleLine® Total Return Fund, a Fund of the Jackson Variable Series Trust (together known as the "Sub-Advised Funds"). For the purposes of calculating the sub-advisory fee discounts, the Sub-Adviser applies the following discounts based on the combined assets of the Sub-Advised Funds: 2.5% fee reduction for assets over $1 billion up to and including $2.5 billion, a 5.0% fee reduction for combined assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for combined assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for combined assets over $7.5 billion up to and including $10 billion.

This Supplement is dated January 5, 2016.